Exhibit 99.4

Dear Cantel Employees:

As you have heard from your leadership team, we have announced our intention to acquire Cantel. I know that announcements like this can cause significant stress and anxiety for the people of both companies, and it doesn’t help that we will not have many details until closing. I am writing today to do my best to ease your mind about the Company you will be joining later this year.

First, let me say that we believe STERIS and Cantel are a great fit. We are both focused on infection prevention for a wide array of Healthcare Customers. The businesses are highly complementary; your products will expand our offering in Endoscopy and we are very excited to enter the Dental industry through your well-recognized brands and organization. Combined, we will offer a broader set of Customers a more diversified selection of infection prevention and procedural products and services.

STERIS was founded in 1985, but we have added many businesses that are much older. Notably, AMSCO (American Sterilizer Company) was founded in 1894, and we have many people in STERIS who have combined STERIS/AMSCO experience of 30 or even 40 years.  We are now the amalgamation of 50 or so additional acquisitions made since our founding, so STERIS people are really the integration of the people of all those businesses around the globe. I was fortunate enough to join the team in the fall of 2007, and since that time we have changed the scope and scale of our business.  Through organic efforts and acquisitions, we have grown to about $3 billion in revenue serving core growth areas in healthcare, employ 13,000 people, and have significantly improved our value.  If you want to check out our stock performance, we are traded on the NYSE (just like Cantel) under the ticker “STE”.

As you will hear over the coming months, STERIS is a Customer-focused organization.  We believe that Customers come first – always.  A close second are our people, and if we provide value to these two key audiences, we are able to provide significant value for our investors. This is ingrained in our MISSION TO HELP OUR CUSTOMERS CREATE A HEALTHIER AND SAFER WORLD, our Vision to be a GREAT COMPANY, and practiced everyday through the values of our organization.

Our business is segmented by Customer, with three reporting segments today: Healthcare, Applied Sterilization Technologies (AST) and Life Sciences.  Through these three segments we serve hospitals and surgery centers, medical device manufacturers and pharmaceutical manufacturers. We have shared a two-page fact sheet on the Company, and you can always get more information by visiting steris.com.

We anticipate that this acquisition will take several months to close as we work through customary closing conditions including regulatory approval and a shareholder vote.  While it is too soon for us to know the exact impact to specific employees of STERIS and Cantel, I can tell you that we abhor layoffs and work to fill open positions created by growth in lieu of laying off people.  We are fortunate in this instance as both companies have slowed hiring significantly due to the pandemic and have opportunities for significant growth in the future.

As you have heard from your leadership, for now, it is business as usual for both organizations, and we need to remain focused on serving our Customers. Both STERIS and Cantel must continue to operate independently pending the transaction’s regulatory review.

We are excited about this significant opportunity and look forward to all we will accomplish together.

Regards,

Walt Rosebrough
STERIS President and CEO

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This communication contains forward-looking statements within the meaning of the federal securities laws about STERIS, Cantel and the proposed transaction. Forward-looking statements speak only as to the date the statement is made and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “orders,” “backlog,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are based on our respective management’s current expectations, estimates or forecasts about our businesses, the industries in which we operate and current beliefs and assumptions of management and are subject to uncertainty and changes in circumstances. Readers of this communication should understand that these statements are not guarantees of performance or results. Many important factors could affect actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this communication. No assurances can be provided as to any result or the timing of any outcome regarding matters described in STERIS’s or Cantel’s securities filings or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. Unless legally required, STERIS and Cantel do not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. These risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation:

•	the failure to obtain Cantel stockholder approval of the proposed transaction;
•
the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval and any conditions imposed on the combined entity in connection with consummation of the proposed transaction;

•	delay in closing the proposed transaction or the possibility of non-consummation of the proposed transaction;
•
the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected, including that the proposed transaction may not be accretive within the expected timeframe or to the extent anticipated;

•	the occurrence of any event that could give rise to termination of the merger agreement;
•
the risk that shareholder/stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transactions or result in significant costs of defense, indemnification and liability;

•	risks related to the disruption of the proposed transaction to STERIS, Cantel and our respective managements;
•	risks relating to the value of the STERIS shares to be issued in the transaction;
•	the effect of announcement of the proposed transaction on our ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties;
•	the impact of the COVID-19 pandemic on STERIS’s or Cantel’s operations, performance, results, prospects, or value;
•	STERIS’s ability to achieve the expected benefits regarding the accounting and tax treatments of the redomiciliation to Ireland (“Redomiciliation”);
•
operating costs, Customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, Customers, clients or suppliers) being greater than expected following the Redomiciliation;

•
STERIS’s ability to meet expectations regarding the accounting and tax treatment of the Tax Cuts and Jobs Act (“TCJA”) or the possibility that anticipated benefits resulting from the TCJA will be less than estimated;

•
changes in tax laws or interpretations that could increase our consolidated tax liabilities, including changes in tax laws that would result in STERIS being treated as a domestic corporation for United States federal tax purposes;

•	the potential for increased pressure on pricing or costs that leads to erosion of profit margins;
•
the possibility that market demand will not develop for new technologies, products or applications or services, or business initiatives will take longer, cost more or produce lower benefits than anticipated;

•
the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation any of the same relating to FDA, EPA or other regulatory authorities, government investigations, the outcome of any pending or threatened FDA, EPA or other regulatory warning notices, actions, requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product or service introductions, affect the production, supply and/or marketing of existing products or services or otherwise affect STERIS’s or Cantel’s performance, results, prospects or value;

•
the potential of international unrest, economic downturn or effects of currencies, tax assessments, tariffs and/or other trade barriers, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs;

•	the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s or Cantel’s products and services;
•	the possibility of delays in receipt of orders, order cancellations, or delays in the manufacture or shipment of ordered products or in the provision of services;
•
the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS’s and Cantel’s businesses, industry or initiatives including, without limitation, those matters described in STERIS’s and Cantel’s respective Annual Reports on Form 10-K for the year ended March 31, 2020 and July 31, 2020, respectively, and other securities filings, may adversely impact STERIS’s and/or Cantel’s performance, results, prospects or value;

•	the impact on STERIS and its operations, or tax liabilities, of Brexit or the exit of other member countries from the EU, and STERIS’s ability to respond to such impacts;
•
the impact on STERIS, Cantel and their respective operations of any legislation, regulations or orders, including but not limited to any new trade or tax legislation, regulations or orders, that may be implemented by the U.S. administration or Congress, or of any responses thereto;

•
the possibility that anticipated financial results or benefits of recent acquisitions, including the acquisition of Key Surgical, or of STERIS’s restructuring efforts, or of recent divestitures, or of restructuring plans will not be realized or will be other than anticipated;

•	the effects of contractions in credit availability, as well as the ability of STERIS’s and Cantel’s Customers and suppliers to adequately access the credit markets when needed;
•	STERIS’s ability to complete the acquisition of Cantel, including the fulfillment of closing conditions and obtaining financing, on terms satisfactory to STERIS or at all; and
•	other risks described in STERIS’s and Cantel’s respective most recent Annual Reports on Form 10-K and other reports filed with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on any forward-looking statements included in this communication, which speak only as of the date of this communication. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. This cautionary statement is applicable to all forward-looking statements contained in this communication.

No Offer or Solicitation

This announcement is for informational purposes only and is not an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, STERIS will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF STERIS AND CANTEL ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to stockholders of Cantel. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Cantel at its website, www.Cantelmedical.com, or by contacting Cantel’s Investor Relations Department at (973) 890-7220, or from STERIS at its website, www.steris.com, or by contacting STERIS’s Investor Relations Department at (440) 392-7245.

Participants in Solicitation

STERIS, Cantel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning STERIS’s participants is set forth in the proxy statement, filed June 5, 2020, for STERIS’s 2020 annual meeting of shareholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Information concerning Cantel’s participants is set forth in the proxy statement, filed November 18, 2020, for Cantel’s 2020 annual meeting of stockholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Additional information regarding the interests of such participants in the solicitation of proxies, including direct and indirect interests, in respect of the proposed transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.